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                       SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549-1004

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                                    FORM 8-K

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                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 16, 1998

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                              CAPMAC HOLDINGS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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          DELAWARE                  1-14096                     13-3670828
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
of incorporation or organization)                           Identification No.)

      885 THIRD AVENUE                                             10022
        NEW YORK, NY                                            (Zip Code)
(Address of principal executive
           offices)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 755-1155
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ITEM 5.  OTHER EVENTS

     CapMAC Holdings Inc. ("CapMAC") and MBIA Inc. ("MBIA") announced that on January 16, 1998, MBIA, CMA Acquisition Corporation, a wholly owned subsidiary of MBIA ("Merger Sub"), and CapMAC entered into Amendment No. 1, dated January 16, 1998 (the "Amendment"), to their Agreement and Plan of Merger, dated as of November 13, 1997 (the "Merger Agreement"), revising the terms of the Merger Agreement to reduce the exchange ratio for determining the number of shares of MBIA common stock to be received in the merger by holders of CapMAC common stock.

     Under the revised merger terms, each share of CapMAC common stock will be converted into the right to receive the number of shares of MBIA common stock obtained by dividing $31.00 (rather than $35.00 as originally provided) by the average of the closing sales prices of MBIA common stock on the New York Stock Exchange Composite Tape for the 15 trading days preceding the third trading day prior to the effective time of the merger. In contrast to the original merger terms, such exchange ratio will not be subject to any "collar" in the event of a significant change in the price of MBIA's stock. A copy of the Amendment is attached hereto as Exhibit 2, and is incorporated herein by reference.

     On January 16, 1998, MBIA and CapMAC issued a joint press release announcing the execution of the Amendment. A copy of CapMAC and MBIA's joint press release dated January 16, 1998 is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

     (c)  Exhibits.

          2.1 Amendment No. 1, dated as of January 16, 1998, to the Agreement and Plan of Merger, dated as of November 13, 1997, by and among MBIA Inc., CMA Acquisition Corporation and CapMAC Holdings Inc.

          99.1 Joint Press Release of MBIA Inc. and CapMAC Holdings Inc. dated January 16, 1998.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    CapMAC Holdings Inc.



Dated:  January 16, 1998      By:/s/ Ram D. Wertheim
                                 ---------------------
                                   Name:  Ram D. Wertheim
                                   Title: Managing Director
                                          and General Counsel
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                                                                               3
                                 EXHIBIT INDEX


Exhibit No.                           Description
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    2.1                    Amendment No. 1, dated as of
                           January 16, 1998, to the
                           Agreement and Plan of Merger,
                           dated as of November 13, 1997,
                           by and among MBIA Inc., CMA
                           Acquisition Corporation and
                           CapMAC Holdings Inc.


   99.1                    Joint Press Release of MBIA Inc.
                           and CapMAC Holdings Inc. dated
                           January 16, 1998.